Exhibit 10.1

FIRST AMENDMENT TO SECURED SUBORDINATED CONVERTIBLE NOTE

This FIRST AMENDMENT TO THE SECURED SUBORDINATED CONVERTIBLE NOTE (this “First Amendment”) is dated as of March __, 2012 and entered into by and among EDGEWAVE, INC., (“Company”), and [_________] (“Holder”), and is made with reference to that certain Secured Subordinated Convertible Note dated as of December 5, 2011 (the “Note”). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Note.

RECITALS

WHEREAS, Company and Holder desire to amend the Note as set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. Amendment to Section 4(C). Section 4(C) is hereby amended and restated in its entirety to read as follows:

“4(c) New Note Restrictions. Prior to December 5, 2012 the Company shall not issue a New Note or series of New Notes for aggregate consideration of in excess of $25,000 with a New Note Conversion Rate of any New Note less than the then current Conversion Price of this Note.”

Section 2. Effectiveness. This First Amendment shall have an effective date of December 5, 2011.

Section 3. Limitation. The amendment set forth in this First Amendment shall be limited precisely as written and shall not be deemed to be a waiver or modification of any other term or condition of the Note. Except as expressly amended hereby, the Note shall continue in full force and effect.

Section 4. Counterparts. This First Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

Remainder of the page left intentionally blank. Signature page to follow

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to the Note to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Company:
Edgewave, Inc.
By:_______________________________________
Name:
Title:

Holder:

By:_______________________________________
Name:
Title:

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